Exhibit 99.1

LRR Energy, L.P. September 13, 2012 Baird MLP Field Trip – Permian Basin

This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy, L.P. ("LRR Energy") and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Actual results and future events could differ materially from those anticipated or implied in such statements. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2011 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. LRR Energy does not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

Introduction and Topics LRR Energy, L.P. LRR Energy Team Co-CEO’s: Eric Mullins, Charles Adcock Chief Operating Officer: Tim Miller Chief Financial Officer: Jaime Casas Chief Engineer: Chris Butta Speakers: Sid Ashworth – Operations Manager Todd Hassen – Director of Finance Today’s Topics Introduction to Lime Rock LRE Overview History of LRR / LRE in Permian Current Activity in the Permian Discussion of Red Lake

Lime Rock Management "Lime Rock" Who is Lime Rock? LRR Energy, L.P. Formed in 2005 ~$1.3 billion invested in 15 major acquisitions $235 million of additional acquisition capacity 29.9 MMBoe of proved reserves1 Owns 52% of LRE's LP interests Mature producing oil and natural gas properties 30.6 MMBoe of proved reserves2 Three operating regions $3.0 billion capital under management Consists of five funds Founded in 1998 Manages $3.9 billion of private capital LRR Energy, L.P. "LRE" Lime Rock Resources "LRR" Lime Rock Partners "LRP" Estimated proved reserves as of 6/30/2012 based on strip pricing, pro forma for recent acquisitions. LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing.

LRR Energy and Lime Rock Resources Assets LRR Energy, L.P. LRR Energy and Lime Rock Resources LRR Energy (LRE) Lime Rock Resources (LRR) Proved Reserves (MMBoe) (1) 30.6 29.9 Production (Boe/d)(2) 6,462 6,470 LRE PROPERTIES LRR PROPERTIES 1 LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing. LRR reserves based on internal reserve reports as of 6/30/12, pro forma for recent acquisitions. 2 LRE production represents 2Q 2012 production. LRR production represents June 2012 production.

LRR Energy Property Summary Note: LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing. Approximately 71% of total estimated proved reserves were proved developed producing and approximately 15% were proved developed non-producing. LRE Total Q2 2012 Production (Boe/d) 6,462 Proved Reserves (MMBoe) 30.6 % Proved Developed(1) 86% % Liquids 39% Total Proved Reserve Life (R/P) 13.0 Permian Q2 2012 Production (Boe/d) 3,605 Proved Reserves (MMBoe) 16.8 % Proved Developed 80% % Liquids 63% Total Proved Reserve Life (R/P) 12.8 Mid Continent Q2 2012 Production (Boe/d) 1,890 Proved Reserves (MMBoe) 10.0 % Proved Developed 94% % Liquids 0% Total Proved Reserve Life (R/P) 14.5 Gulf Coast Q2 2012 Production (Boe/d) 967 Proved Reserves (MMBoe) 3.8 % Proved Developed 89% % Liquids 31% Total Proved Reserve Life (R/P) 10.8 LRR Energy, L.P.

LRR Energy 2012 Guidance and Capital Budget Allocation LRR Energy, L.P. LRE Capital Budget LRE Permian Budget 83% 12% 5% Red Lake Pecos Slope Other 2012 Guidance Daily Production (Boe/ d) 6,100 - 6,400 Lease Operating Expenses ($/ Boe) $10.50 - $11.00 Maintenance Capital ($ MM) $21.0 Other Capital ($ MM) $10.0 Total Capital ($ MM) $31.0 93% 6% 1% Permian Gulf Coast Mid-Continent

First Drop Down Acquisition – Property Summary Existing LRE Properties Recently Acquired LRR Energy, L.P. Note: Reserves based on third party reserve reports as of 3/1/12 using 1/31/12 pricing. At Time of Acquisition April 2012 Production (Boe/d) 765 Proved Reserves (MBoe) 1,728 % Proved Developed Producing 92% % Liquids 83% Total Proved Reserve Life (R/P) 6.2 % Operated By Value 88% Closed on June 1, 2012 $67 million acquisition First dropdown from sponsor Mature asset Primarily oil Mostly operated Low Risk – 92% PDP Lime Rock operated since 2008 Recent refrac program shortens R/P ratio early

Lime Rock’s History in the Permian May 2006 – LRR I made its first acquisition in the Permian – Red Lake I December 2007 – LRR I acquired Pecos Slope assets April 2008 – LRR I acquired Red Lake II Remaining 51% of SDX Resources WI (Red Lake) Took over operations August 2008 – LRR I acquired Corral Canyon assets December 2010 – LRR II acquired 350 producing wells in offsetting East Artesia Field November 2011 – LRE IPO 85% of LRR I assets were contributed to LRE, including all Permian assets except for Corral Canyon May 2012 – LRR II acquired Cowden East assets June 2012 – LRR I sold remaining Permian assets (Corral Canyon) to LRE in dropdown transaction August 2012 – LRR II acquired Fullerton assets LRR Energy, L.P.

LRR Energy – Overview of Permian Basin Key field areas: Red Lake, Pecos Slope, Corral Canyon Proved reserves: 16.8 MMBoe (55% of total) Production: 3,605 Boe/d R/P Ratio: 12.8 years LRE operated: 93% of value 703 gross (582 net) producing wells 152 gross development projects & 174 gross drilling locations Low-cost Permian operator – $13.59 / BOE(1) LRR Energy, L.P. Permian Basin LRR Energy (LRE) Lime Rock Resources (LRR) Proved Reserves (MMBoe)(2) 16.8 (55% of total) 16.0 (54% of total) Production (Boe/d) (3) 3,605 (56% of total) 3,237 (50% of total) LRE Properties LRR Properties LRE Field Office LRR Field Office 1 Based on 2Q 2012 results. Excludes production and ad valorem taxes. 2 LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing. LRR reserves based on internal reserve reports as of 6/30/12, pro forma for recent acquisitions. 3 LRE production represents 2Q 2012 production. LRR production represents June 2012 production.

LRE / LRR Permian Basin Position LRR Energy, L.P. Midland Basin Central Basin Platform Delaware Basin Northwest Shelf Delaware Horizontals Wolfberry Yeso San Andres, Clear Fork, Wichita Albany LRE ACREAGE LRR ACREAGE Pecos Slope Abo

Lime Rock 2012 Permian Development Activity LRR Energy (LRE) Capital Budget of $29.1 million Drill 16 (15 at Red Lake) wells in 2012 (16 drilled YTD) Recomplete 10 wells (6 completed YTD) Refrac 3 wells (3 completed YTD) Currently drilling SWD well Continue workover and recompletion program Lime Rock Resources (Sponsor) Capital Budget of $40.0 – $60.0 million Remainder of year drilling focused on Fund II Plan to have 2-3 rigs drilling through remainder of 2012 LRR Energy, L.P.

Largest LRE field, predominantly oil Located in Eddy County, New Mexico Shelf edge of the Delaware Basin Primarily San Andres and Yeso formations Multiple pay intervals between 2,000’ and 5,000’ Sweet and sour oil with casing head gas Low permeability carbonate reservoirs Nearly all production via primary recovery Evaluating San Andres secondary potential 2012 Development Plans Drill 15 wells, refrac 3 wells, recomplete 7 wells, deepen 3 wells, 1 SWD well Initial well performance significantly above expectations First 12 wells have established 30-day initial production rates equal to 157% of our forecasted rates Red Lake Field Overview LRR Energy, L.P. LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing. Northwest Shelf Lower Abo Yeso Delaware Basin Red Lake Field LRE ACREAGE LRR ACREAGE Eddy County Chaves County Lea County

Red Lake Field History First Production San Andres – early 1970’s Yeso – 2001 April 2006 – Initial Red Lake Acquisition Lime Rock Resources acquired 49% WI from a private Midland-based seller Non-operator position 80 producing wells 52 drilling locations May 2008 Lime Rock Resources acquired remaining 51% of WI from same seller Took over operations November 2011 Red Lake assets contributed to LRE Since original acquisition, LRR and LRE have drilled 93 wells and still have a remaining inventory of more than 100 locations Inventory surpassed original estimates due to down spacing, new fracture technologies and Lower Yeso development LRR Energy, L.P.

LRR Energy, L.P.

Northwest Shelf's "Edge" (Red Lake) Development History

1960s-90s

- Shallow Primary and Secondary development in Grayburg and Upper San Andres as seen earlier in Midland Basin

2000s

- Deeper Pool Drilling finds more pay in Lower San Andres and Upper Yeso

2009+

- Quest continued deeper and found Lower Yeso Oil
  - Vertical extraction more common
  - Horizontal for right applications
  - 10-acre spacing viable


1500'
3000'
5000'
Grayburg
San Andres
Glorietta
Upper
Yeso
Lower
Tubb
1960 - 90s
2000s
2009+
QGBSA Pool
Glorietta Yeso Pool
Frac Stimulation Stages
Dolomitic Sands
Dolomites
Upper Yeso - Hot acid treatment early to sand frac today

14

Red Lake Field Exploitation LRR Energy, L.P. 10,000 100,000 1,000,000 1,000 10,000 100,000 Gas (MCFPM) Oil (BOPM) Oil (BOPM) Gas (MCFPM)

Red Lake Field Drilling Results LRR Energy, L.P. Improve reserve recovery through the following techniques: Identification of “pay” in low permeability formations Improved fracture stimulation techniques Identification of infill drilling opportunities Improved water handling facilities Improved drilling techniques Results have exceeded expectations Increased production 244% from 900 BOEPD to 3,100 BOEPD since acquisition ROI on drilling has averaged about 5.0x Development Opportunities Over 100 proved drilling locations remain Numerous recompletion and refrac opportunities exist

Other Permian Assets LRR Energy, L.P. Pecos Slope Located in Eddy, Chaves, Lea and Roosevelt Counties, New Mexico Primarily Abo formation at an average depth of approximately 3,500 feet The Abo is shallow stacked tight sandstone reservoir Other production from Queen-Grayburg-San Andres, Delaware, Wolfcamp, Bone Springs, Atoka, Morrow and Strawn formations Currently have ~1.0 MMcf/d of production curtailed due to the gas containing a nitrogen percentage greater than our gas purchaser's specification Curtailment expected to remain at this level until a field-wide nitrogen rejection facility is installed in January 2013 Currently working oil-weighted areas Drilled one successful well Purchasing additional seismic in area to identify additional locations Currently have one workover in progress Corral Canyon Located in Eddy County, New Mexico Oil weighted production Production from the Cherry Canyon formation of the Delaware sand package Primarily horizontal development at approximately 4,800 feet to 5,200 feet Re-stimulation of horizontal wells proven to be effective

Appendix Appendix

LRR Energy, L.P. LRR Energy, L.P. Upstream MLP formed in November 2011 (NYSE: LRE) Operate, acquire, exploit and develop mature oil and gas properties Experienced team with proven acquisition, operational and exploitation track record, and strong industry relationships Growth strategy supported by multiple acquisition avenues Conservative financial strategy – maintenance capital, balance sheet, hedge program, distribution coverage Market Valuation2 30.6 MMBoe proved reserves 86% proved developed Q2 2012 production: 6,462 Boe/d (43% liquids) Reserve life: 13.0 years Equity market cap: $404 MM Net debt: $223 MM Enterprise value: $622 MM Current yield: 10.6% Key Statistics1 LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing. Market data based on 9/6/12 unit price of $17.98. Enterprise value assumes $4.7 million of cash and $222.8 million of debt as of 6/30/12.

Why LRE MLP? Experienced and incentivized management team with track record of: Successful acquisitions Skilled exploitation Distributions Capital management Proven Management Stable, low-risk and predictable properties Primary production and low cost asset portfolio Large internal project inventory 93% of properties operated Quality Assets Multiple avenues for growth Large inventory of suitable assets at LRR Potential acquisitions from LRP Attractive acquisition market Growth Potential Distributions supported by: Maintenance capital Substantial hedges through 2016 Strong balance sheet Distribution coverage Subordinated units Conservative Financial Strategy LRR Energy, L.P.

Recent Events 2nd Quarter results and distribution Production of 6,462 Boe/d EBITDA of $17.7 million Quarterly distribution of $0.475 per unit Distribution coverage of 1.06x $67 million acquisition from Lime Rock Resources Closed purchase of Permian Basin and onshore Gulf Coast assets Immediately accretive to distributable cash flow per unit Bolt-on acquisition of concentrated, predictable, and primarily operated assets Proved reserves of 1,728 MBoe 92% PDP 83% of production is oil or natural gas liquids $50 million 2nd lien term loan financing Increased debt capacity, and debt availability Commodity hedges Added oil and gas hedges through 2017 LRR Energy, L.P.

Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory Shallow production decline 86% proved developed reserves 13.0 R/P Focused operations and diversified geographically Three operating areas with scale Operate 93% of proved reserves Nearly all acreage is held by production Control project selection, timing and costs All major fields in primary production 2Q 2012 field level cash costs of $14.65/Boe1 Low-risk, balanced proved inventory – 422 total projects 207 gross development projects 215 gross drilling locations LRR Energy, L.P. 2Q 2012 field level cash cost per Boe based on expenses of $8.612 million divided by 588 MBoe (see page 22 of the 6/30/2012 10-Q SEC filing). Expenses include Lease Operating Expenses of $6.912 million, and Production and Ad Valorem Taxes of $1.700 million.

Mid-Continent & Gulf Coast Regions Mid-Continent Summary Overview1 Key fields: Potato Hills Proved reserves: 10.0 MMBoe (33% of total) Q2 2012 Net production: 1,890 Boe/d (29% of total) R/P Ratio: 14.5 years LRE operated: 92% of value 44 gross development projects & 40 gross drilling locations Gulf Coast Summary Overview1 Key fields: New Years Ridge, GW-Stratton Proved reserves: 3.8 MMBoe (12% of total) Q2 2012 Net production: 967 Boe/d (15% of total) R/P Ratio: 10.8 years LRE operated: 92% of value 11 gross development projects & 1 gross drilling location LRR Energy, L.P. LRE base properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing.

LRR Energy, L.P. Significant Growth Potential – Acquisition Sources 29.8 MMBoe of proved reserves1 $235 million of current acquisition capacity Strategy includes future LRR funds $3.0 billion of capital under management Potential asset acquisitions from portfolio companies Attractive market conditions Producers continue to fund shale growth with conventional asset sales Drop-downs from Lime Rock Resources Joint Bids with Lime Rock Resources Acquisitions from Lime Rock Partners Acquisitions from Third Parties Expands LRE acquisition universe Supports ultimate drop-down strategy 15 major acquisitions since 2006 for ~$1.3 billion Internally estimated proved reserves as of 6/30/2012 based on strip pricing, pro forma for recent sale of properties to LRE.

LRR Energy, L.P. Lime Rock Resources – Growing Inventory of Assets 21% Gas 79% Liquids 5% Gas 95% Liquids 1 Annualized first six months of 2012. Excludes hedge gains and losses during the period. Estimated annualized September 2012 revenue. Based on assumed NYMEX prices of $96.01 for oil and $2.72 for natural gas. Excludes hedge gains and losses during the period. Annual Revenue 2 $92.9 $163.2 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $MM

Conservative Financial Strategy Maintain Strong Balance Sheet Active Hedge Program Maintenance Capital Reduces cash flow volatility, and protects distributions, borrowing base and capital program General hedge target of 85% of estimated PDP production for 3-5 years Layer on additional hedges with future acquisitions Strategy includes regional basis and interest rate hedges Target debt/Adjusted EBITDA of <3.0x (pro forma ~3.0x) Maintain adequate liquidity Fund acquisitions with prudent leverage Capital required to maintain production Estimated $21 million per year Estimate based on internal development inventory LRR Energy, L.P.

Hedge Portfolio LRR Energy, L.P. ~94% of current PDP is hedged through 2016 Assuming flat production1, total production is hedged 90% in 2012, 88% in 2013, 63% in 2014, 56% in 2015 and 51% in 2016 Average prices: $5.11 per MMBtu, $94.21 per oil barrel and $50.82 per NGL barrel Natural Gas Hedges NGL Hedges Crude Oil Hedges Note: Hedge prices based on weighted-average of swap prices, collar floor prices and put strike prices. Assumes production through 2016 remains constant at midpoint of 2012 guidance (6,250 Boe/d) and production mix of gas 60%, oil 30% and NGL 10%. ($/Mcf) 2H 2012 2013 2014 2015 2016 2017 Hedged Price $5.09 $5.10 $5.52 $5.71 $4.28 $4.54 0 2 4 6 8 10 2H 2012 2013 2014 2015 2016 2017 Production (Bcf) Hedged Volumes Production 90% 91% 72% 31% 65% 59% ($/Bbl) 2H 2012 2013 2014 2015 2016 Hedged Price $98.22 $95.19 $96.29 $94.49 $85.94 0 200 400 600 800 2H 2012 2013 2014 2015 2016 Production (MBbl) Hedged Volumes Production 91% 91% 67% 52% 58%

Upstream MLP Yields1 LRE's current yield is attractive compared to peers LRR Energy, L.P. Based on unit prices as of 9/6/2012 and most recently announced quarterly distribution. 10.6% 10.6% 10.4% 9.9% 8.7% 8.4% 8.3% 8.2% 7.3% 4.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% LRE MEMP QRE BBEP MCEP VNR PSE LGCY LINE EVEP 8.6% Peer Average:

Management Team & Board of Directors Executive Leadership Non-Management Directors LRR Energy, L.P. Jonathan Farber Townes Pressler, Jr. John Bailey Milton Carroll Robert O'Connell Managing Director of Lime Rock Partners Managing Director of Lime Rock Partners Independent Director Independent Director Independent Director Years of Name and Position Experience Select Prior Experience Eric Mullins Co-CEO and Chairman 21 Lime Rock Resources; Goldman Sachs Charles Adcock Co-CEO and Director 35 Lime Rock Resources; Houston Exploration; Operational roles with various E&P companies Chris Butta VP and Chief Engineer 28 Lime Rock Resources; Miller and Lents, Ltd.; ARCO Oil and Gas Company Jaime Casas VP, CFO 15 Laredo Energy; Credit Suisse; Donaldson, Lufkin & Jenrette; Accenture Tim Miller VP and COO 29 Lime Rock Resources; El Paso Corporation; Petroleum Engineer